April 22, 1997
Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
ATTENTION:  Filing Desk
Washington, D.C.  20549

RE:  MBNA Corporation
     Registration Statement on Form S-8

Ladies and Gentlemen:

     Attached for filing is a Registration Statement on Form S-8 for shares of Common Stock of MBNA Corporation to be issued under its new 1997 Long Term Incentive Plan.

     Questions relating to this filing should be directed to the undersigned at (302) 432-1100.


                                      Very truly yours,


                                      John W. Scheflen

                                   FORM S-8

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              MBNA CORPORATION
             (Exact name of registrant as specified in its charter)

        Maryland                            52-1713008
       (State or other jurisdiction of     (I.R.S. Employer
        incorporation or organization)      Identification No.)




           Wilmington, Delaware                19884
          (Address of Principal               (Zip Code)
            Executive Offices)



             MBNA Corporation 1997 Long Term Incentive Plan
                      (Full title of the plan)

                          John W. Scheflen
                       Executive Vice President,
                    General Counsel and Secretary
                          MBNA Corporation
                    Wilmington, Delaware  19884
               (Name and address of agent for service)

                           (302) 432-1100
               (Telephone number, including area code,
                       of agent for service)


                   Calculation of Registration Fee


-------------------------------------------------------------------------
Title of           Amount to be      Proposed        Proposed
Amount of
securities to       registered   maximum offering     maximum
registration fee
be registered                     price per unit  aggregate offering
                                                      price
---------------------------------------------------------------------------
-------------
Common Stock      11,000,000       $29.75*          $327,250,000
$112,845
$.01 Par Value
-------------------------------------------------------------------------
* Calculated solely for the purpose of computing the registration fee pursuant to Rule 457(c) and (h). Based upon the average of the high and low prices of MBNA Corporation Common Stock on the New York Stock Exchange, Inc. on April 16, 1997.

                                 Part II

Item 3.  Incorporation of Documents by Reference.

     The following documents which have been filed by MBNA Corporation (the "Corporation") with the Securities and Exchange Commission (the
"Commission") are incorporated herein by reference:

     (a)  Annual Report on Form 10-K for the fiscal year ended December 31,
          1996.

     (b) Forms 8-K dated December 31,1996, January 14, 1997, January 31, 1997, February 27, 1997, February 28, 1997, March 26, 1997,
          March 31, 1997 and April 9, 1997.

     (c) Description of Common Stock of the Corporation contained in its Registration Statement on Form 8-A filed under the Securities Exchange Act of 1934, as amended.

     All documents filed by the Corporation with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part of the Registration Statement from the date of filing of such documents.

Item 5.  Interests of Named Experts and Counsel.

     John W. Scheflen, Executive Vice President, General Counsel and Secretary of the Corporation, acted as counsel for the Corporation in connection with the Registration Statement and opined on the validity of the shares to be issued and sold by the Corporation pursuant hereto. As of April 15, 1997, Mr. Scheflen owned beneficially 318,435 shares of the Corporation's Common Stock, including shares issuable upon exercise of employee stock options within 60 days.

Item 6.  Indemnification of Directors and Officers.

     The Corporation's Charter provides that the Corporation shall indemnify and advance expenses to its currently acting and its former directors to the maximum extent permitted by the Maryland General Corporation Law, and that the Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Maryland General Corporation Law provides that a corporation may indemnify any director made a party to a proceeding by reason of services in that capacity unless it is established that: (1) the act or omission of the director was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services, or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. To the extent that a director has been successful in defense of any proceeding, the Maryland General Corporation Law provides that he shall be indemnified against reasonable expenses incurred in connection therewith.
A corporation may indemnify its officers to the same extent as its directors and to such further extent as is consistent with law.

Item 8  Exhibits.

     Exhibit Number                        Description

          5                         Opinion of John W. Scheflen, Esquire
          23A                       Consent of John W. Scheflen, Esquire
                                    (included in Exhibit 5)
          23B                       Consent of Ernst & Young LLP
          24                        Power of Attorney

Item 9  Undertakings.

     The undersigned Registrant hereby undertakes:

       (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

       Provided however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

       (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wilmington, State of Delaware, on the 21st day of April, 1997.


                                   MBNA CORPORATION
                                   By: /s/ Alfred Lerner
                                       ---------------------
                                       Alfred Lerner
                                       Chairman of the Board
                                       and Chief Executive
                                       Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature/Title                                  Date

/s/ Alfred Lerner                           April 21, 1997
------------------
Alfred Lerner
Chairman of the Board and
Chief Executive Officer
(principal executive officer)

/s/ M. Scot Kaufman                         April 21, 1997
-------------------
M. Scot Kaufman
Executive Vice President and
Chief Financial Officer
(principal financial and accounting officer)


The Board of Directors:

     Alfred Lerner, James H. Berick, Charles M. Cawley,
     Benjamin R. Civiletti, Randolph D. Lerner Stuart L.
     Markowitz and Michael Rosenthal.

By:  /s/ John W. Scheflen                 April 21, 1997
     --------------------
     John W. Scheflen
     Attorney-in-Fact

                                                        Exhibit 5



                                        April 21, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

     This opinion is delivered in connection with the registration under the Securities Act of 1933, as amended (the "Act"), of 11,000,000 shares (the "Shares") of Common Stock, par value $.01 per share, of MBNA Corporation, a Maryland corporation (the "Corporation"), to be issued in connection with the Company's new 1997 Long Term Incentive Plan (the "1997 Plan") pursuant to a registration statement on Form S-8 filed on April 21, 1997 (the "Registration Statement").

     In connection with this opinion I have examined the Corporation's Charter and Bylaws, the resolutions of the Corporation's Board of Directors authorizing the issuance of the Shares and the Registration Statement and I have examined and relied upon such corporate records of the Corporation and other documents as I have deemed necessary for purposes of this opinion. I have assumed without independent verification the genuineness of signatures, the authenticity of documents, and the conformity with originals of copies.

     Based upon the foregoing, I am of the opinion and so advise you that the Shares have been duly authorized for issuance by all necessary corporate action and will be, when issued as authorized under the 1997 Plan and for the consideration described therein, validly issued, fully paid and nonassessable.

     I consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement.

                                 Very truly yours,


                                 John W. Scheflen
                                 Executive Vice President,
                                 General Counsel and
                                 Secretary

Exhibit 23B
                     CONSENT OF ERNST & YOUNG LLP

We consent to the incorporation by reference in the Registration Statement Form S-8 pertaining to the MBNA Corporation 1997 Long Term Incentive Plan, of our report dated January 14, 1997 with respect to the consolidated financial statements of MBNA Corporation incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.


Baltimore, Maryland                         /s/ Ernst & Young LLP
April 17, 1997

                                                     Exhibit 24
                           MBNA CORPORATION

                          POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of MBNA Corporation, a Maryland corporation (the "Corporation"), hereby constitute and appoint Charles M. Cawley, M. Scot Kaufman and John
W. Scheflen or any of them, acting singly or jointly, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, or any of them, to sign for the undersigned and in their respective names, as directors and as officers of the Corporation, the Registration Statement of the Corporation on Form S-8 or other appropriate form (and any pre-effective or post-effective amendments or supplements to such Registration Statement), to be filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission relating to the Common Stock to be issued by the Corporation in connection with the Company's 1997 Long Term Incentive Plan.


                            Capacity                      Date
/s/Alfred Lerner
------------------
Alfred Lerner          Chairman of the Board,          April 21, 1997
                       Chief Executive Officer and
                       Director (principal executive
                        officer)
/s/M. Scot Kaufman
------------------
M. Scot Kaufman        Executive Vice President        April 21, 1997
                       and Chief Financial Officer
                      (principal financial and
                       accounting officer)
/s/James H. Berick
------------------
James H. Berick         Director                       April 21, 1997

/s/Charles M. Cawley
-------------------
Charles M. Cawley       Director                       April 21, 1997

/s/Benjamin R. Civiletti
-------------------
Benjamin R. Civietti    Director                       April 21, 1997
/s/Randolph D. Lerner

------------------
Randolph D. Lerner      Director                       April 21, 1997

/s/Stuart L. Markowitz
------------------
Stuart L. Markowitz     Director                       April 21, 1997

/s/Michael Rosenthal
------------------
Michael Rosenthal       Director                       April 21, 1997